UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 13, 2021

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5960 Berkshire Ln., Suite 900 Dallas, Texas	75225
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Amendment

On January 13, 2021, Eagle Materials Inc. (the “Company”) entered into Amendment No. 5 to Third Amended and Restated Credit Agreement with the lenders identified therein and JPMorgan Chase Bank, N.A., as the administrative agent, issuing bank and swingline lender thereunder (“Amendment No. 5”), which amended that certain Third Amended and Restated Credit Agreement, dated as of October 30, 2014, by and among the same parties (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of August 10, 2015, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of July 28, 2016, that certain Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of December 20, 2019, that certain Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of April 9, 2020, and as supplemented by that certain Increasing Lender Supplement, dated as of May 24, 2019, the “Existing Revolving Credit Agreement” and, as further amended by Amendment No. 5, the “Amended Revolving Credit Agreement”).

Amendment No. 5 amends the Existing Revolving Credit Agreement to, among other things, extend the maturity date with respect to certain of the lender commitments thereunder from August 2, 2021 to August 2, 2022. As a result of Amendment No. 5, all lender commitments under the Amended Revolving Credit Agreement (totaling $750 million) mature on August 2, 2022.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 5, which is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Amendment No. 5 to Third Amended and Restated Credit Agreement, dated as of January 13, 2021, by and among Eagle Materials Inc., as the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, Issuing Bank and Swingline Lender thereunder, as consented to by the subsidiary guarantors listed on the signature pages thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ James H. Graass
James H. Graass
Executive Vice President, General
Counsel and Secretary

Date: January 13, 2021